UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 30, 2019
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

On August 30, 2019, CURO Group Holdings Corp. (the “Company”) entered into a Share Repurchase Agreement (the “Share Repurchase Agreement”) with Friedman Fleischer & Lowe Capital Partners II, L.P. and its affiliated investment funds (“FFL”). Pursuant to the Share Repurchase Agreement, the Company repurchased an aggregate of 2,000,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), owned by FFL, in a private transaction at a purchase price equal to $13.5509 per share of Common Stock (the “Share Repurchase”). The Share Purchase Agreement includes customary representations, warranties and covenants by the Company and FFL.

The Company funded the Share Repurchase with cash on hand and incremental borrowings under its existing senior revolver. The Share Repurchase is expected to close on September 5, 2019, subject to customary conditions.

The Share Repurchase was completed outside of the Company’s share repurchase program announced on April 29, 2019 (the “Repurchase Program”) and will not reduce the authorized repurchase amount thereunder. As of August 30, 2019, the remaining authorized repurchase amount under our Repurchase Program was approximately $29.6 million.

FFL has informed the Company that, on or about the closing date of the Share Repurchase, FFL will be distributing in kind to certain of its partners approximately 383,000 shares of the Company’s common stock.

The foregoing description of the Share Repurchase Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Share Repurchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
10.1	Share Repurchase Agreement between CURO Group Holdings Corp. and Friedman Fleisher & Lowe Capital Partners II, L.P. and affiliated investment funds, dated August 30, 2019

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of September, 2019.

CURO Group Holdings Corp.
By: /s/ Roger Dean______
Roger Dean
Executive Vice President and Chief Financial Officer